Supplement dated November 8, 2023

to the

Prospectus dated May 1, 2002

LEGACY POWER

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT

Effective on or about December 8, 2023 (the “Merger Date”), the following investment option will become generally available to Policyowners.

TRUST	PORTFOLIO	ADVISOR
BlackRock Variable Series Funds, Inc.	BlackRock Large Cap Focus Growth V.I. Fund, Series I	BlackRock Advisors, LLC
Investment Objective: The fund seeks long-term capital growth.

Effective as of the Merger Date, based on changes to the underlying fund portfolios, a fund reorganization will apply to the following Portfolios:

TRUST NAME	EXISTING PORTFOLIO NAME	ACQUIRING PORTFOLIO NAME	NEW NAME OF THE ACQUIRING PORTFOLIO
BlackRock Variable Series Funds, Inc.	BlackRock Capital Appreciation V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Large Cap Growth Equity V.I. Fund

We have been informed that as of the Merger Date, the underlying fund, BlackRock Capital Appreciation V.I. Fund, referenced above as the Existing Portfolio, will merge into the BlackRock Large Cap Focus Growth V.I. Fund. On the same date, the Acquiring Portfolio will be renamed BlackRock Large Cap Growth Equity V.I. Fund.

If you would like to transfer out of the Existing or Acquiring Portfolio prior to or after the merger date, you may transfer your policy value to any of the portfolios listed in your Prospectus.

As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Portfolio. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Portfolio, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Portfolio will be directed to the Money Market portfolio.

You will not be charged for a transfer made due to the merger. In addition, if you reallocate your policy value to another portfolio prior to the merger or within 30 days after the Merger Date, you will not be charged for the transfer and this reallocation also will not count against the number of free transfers that you receive each policy year.

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.